                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 30, 2001


                         ACTIVE IQ TECHNOLOGIES, INC.
              (Exact Name of Registrant as Specified in Charter)



          Minnesota                    0-27968               41-2004369
 (State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)              File Number)       Identification No.)


    601 Carlson Parkway, Suite 1500
         Minnetonka, Minnesota                                 55305
(Address of Principal Executive Offices)                     (Zip Code)



      Registrant's telephone number, including area code: (952) 449-5000



                           Meteor Industries, Inc.
                         1401 Blake Street, Suite 200
                            Denver, Colorado 80202
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         (a)      Merger Transactions

         Pursuant to an Agreement and Plan of Merger dated as of January 11, 2001, as amended April 27, 2001 (the "Merger Agreement"), by and among Meteor Industries, Inc. (the "Registrant"), activeIQ Technologies Inc., a Minnesota corporation ("AIQ") and MI Merger, Inc., Minnesota corporation and a wholly-owned subsidiary of the Registrant ("Merger Sub"), AIQ merged with and into Merger Sub (the "Merger"). The surviving corporation in the Merger was renamed AIQ, Inc. In addition, pursuant to the Merger Agreement, the Registrant was reincorporated under Minnesota law by merging with and into AIQ Acquisition Corp., a Minnesota corporation (the "Reincorporation Merger"). The surviving corporation in the Reincorporation Merger was renamed Active IQ Technologies, Inc., a Minnesota corporation. The Registrant's shareholders approved both the Merger and the Reincorporation Merger on March 27, 2001, and both transactions became effective on April 30, 2001.

         Pursuant to the Merger Agreement, in exchange for shares of AIQ common stock, each shareholder of AIQ common stock is entitled to receive one share of the Registrant's common stock (after giving effect to the reincorporation Merger). At the time of the Merger there were 4,385,911 shares of common stock of AIQ outstanding, excluding 400,000 shares held by the Registrant, which were cancelled upon the effective time of the Merger. In addition to receiving shares of the Registrant's common stock, each of the former AIQ shareholders is entitled to receive a warrant to purchase two shares of the Registrant's common stock for every three shares of AIQ common stock held by such shareholder. The warrants, which expire on April 30, 2006, are exercisable at a price of $5.50 per share. The Registrant may redeem the warrants at a price of $.01 per warrant share upon notice to the holders thereof after the closing price of the Registrant's common stock (as quoted on the Nasdaq Small Cap Market) has averaged $7.50 for 14 consecutive days.

         (b)      Disposition of Substantially All of Registrant's Assets.

         The Merger Agreement further provided that prior to the closing, the Registrant was required to dispose of all of its assets relating to its petroleum distribution business. Accordingly, concurrent with the Merger, the Registrant sold to Capco Energy, Inc. ("Capco") all of its shares of capital stock of Meteor Enterprises, Inc., its wholly-owned subsidiary, which owned, directly or indirectly, all of the Registrant's petroleum-related assets (the "Asset Sale") for a purchase price of $5,500,000 (the "Asset Sale"). The purchase price was paid to Registrant by delivery of (i) cash in the amount of $4,697,501, (ii) a 9-month promissory note in the principal amount of $500,000 (which note is secured by 1,500,000 shares of Capco common stock beneficially held by a Capco affiliate), and (iii) 100,833 shares of the Registrant's common stock held by Capco, which the parties valued at $3.00 per share.

         Capco is a significant shareholder of the Registrant and 3 members of the Registrant's board of directors (as it existed prior to the Asset Sale and Merger) were also directors of Capco. Business Valuation Services delivered a fairness opinion to the Registrant that the consideration paid by Capco for the Registrant's assets was fair. The Registrant's shareholders approved of the Asset Sale on March 27, 2001.

ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)      Change in Registrant's Certifying Accountant.

         (i)      On May 9, 2001, the Registrant dismissed
                  PricewaterhouseCoopers LLP as the Registrant's independent public accountants. The Registrant's Board of Directors participated in and approved the decision to change public accountants.

         (ii) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through May 9, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through May 9, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 14, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     (b)      New Independent Public Accountants.

                  On May 9, 2001, the Registrant's board of directors retained Arthur Andersen LLP to be the Registrant's principal independent accountants. During the two most recent fiscal years and through May 9, 2001, the Registrant has not consulted with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or(ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5.       OTHER EVENTS.

         On April 30, 2001, the Registrant's board of directors extended by six months the expiration date of the Registrant's outstanding public warrants to purchase an aggregate of 690,000 shares of the Registrant's common stock to December 4, 2001.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

     (a)          Financial Statements of Business Acquired.



ACTIVEIQ TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)

Financial statements as of
December 31, 1999 and 2000
together with report of
independent public accountants

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To activeIQ Technologies Inc.:

We have audited the accompanying balance sheets of activeIQ Technologies Inc. (a Minnesota corporation in the development stage) as of December 31, 1999 and 2000, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2000, and for the period from inception (April 11, 1996) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of activeIQ Technologies Inc. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, and for the period from inception (April 11, 1996) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company is a development stage enterprise with no significant operating results to date. The factors discussed in Note 1 to the financial statements raise a substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Arthur Andersen LLP

Minneapolis, Minnesota,
March 23, 2001

ACTIVEIQ TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)

Balance sheets

                                                                       December 31,  December 31,
                                                                           1999          2000
                                                                      ------------- ------------
ASSETS:
  Current assets-
    Cash and cash equivalents                                         $  409,917     $ 1,349,457
    Prepaid expenses                                                          --          57,285
                                                                      -----------    ------------
      Total current assets                                               409,917       1,406,742
  Property and equipment, net                                             17,092         549,116
  Prepaid royalties                                                           --         500,001
  Other assets, net                                                       46,655         216,072
                                                                      -----------    ------------
                                                                      $  473,664     $ 2,671,931
                                                                      ===========    ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
  Current liabilities-
    Bank line of credit                                               $  200,000     $    97,529
    Accounts payable                                                      88,592         257,509
    Accrued expenses                                                         713          83,141
    Current portion of capital lease obligation                               --          19,058
                                                                      -----------    ------------
      Total current liabilities                                          289,305         457,237
                                                                      -----------    ------------
  Deferred revenue                                                            --         306,000

  Capital lease obligation, net of current portion                            --          27,158
  Commitments and contingencies (Notes 1 and 6)

  Stockholders' equity-
    Capital stock, $.01 par value, 6,666,666 shares authorized,
      373,626 and 3,835,911 common shares issued and outstanding           3,736          38,359
    Additional paid-in capital                                         1,144,385       5,633,040
    Stock subscription receivables                                      (328,750)       (312,500)
    Deferred compensation                                                     --        (172,813)
    Warrants                                                                  --         170,881
    Deficit accumulated during the development stage                    (635,012)     (3,475,431)
                                                                      -----------    ------------
        Total stockholders' equity                                       184,359       1,881,536
                                                                      -----------    ------------
                                                                      $  473,664     $ 2,671,931
                                                                      ===========    ============

The accompanying notes are an integral part of these balance sheets.

ACTIVEIQ TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)

Statements of operations

                                                                                     Period from
                                                                                      inception
                                                         Year ended                   (April 11,
                                         -----------------------------------------     1996) to
                                         December 31,   December 31,  December 31,   December 31,
                                             1998           1999          2000           2000
                                         ------------   ------------  ------------   ------------
REVENUES                                  $      --      $      --    $        --    $        --
                                          ----------     ----------   ------------   ------------
OPERATING EXPENSES:
  Selling, general and administrative        12,305        393,149      1,978,697      2,397,635
  Depreciation and amortization                  --         20,833        112,544        133,377
  Product development                            --             --        609,344        621,493
  Loss on disposal of assets                     --             --        105,360        105,360
                                          ----------     ----------   ------------   ------------
      Total operating expenses               12,305        413,982      2,805,945      3,257,865
                                          ----------     ----------   ------------   ------------
      Loss from operations                  (12,305)      (413,982)    (2,805,945)    (3,257,865)
                                          ----------     ----------   ------------   ------------

OTHER INCOME (EXPENSE):
  Other income                               86,613             --          7,500         95,910
  Interest expense                          (33,076)       (24,445)       (41,974)      (117,782)
  Loss on available-for-sale securities    (185,724)       (23,554)            --       (195,694)
                                          ----------     ----------   ------------   ------------
      Total other expense                  (132,187)       (47,999)       (34,474)      (217,566)
                                          ----------     ----------   ------------   ------------
      Net loss                            $(144,492)     $(461,981)   $(2,840,419)   $(3,475,431)
                                          ==========     ==========   ============   ============
BASIC AND DILUTED LOSS PER
  COMMON SHARE                            $   (0.79)     $   (1.92)   $     (1.65)   $     (5.87)
                                          ==========     ==========   ============   ============
BASIC AND DILUTED WEIGHTED AVERAGE
  COMMON SHARES OUTSTANDING                 183,667        240,394      1,717,731        592,448
                                          ==========     ==========   ============   ============

The accompanying notes are an integral part of these financial statements.

ACTIVEIQ TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)

Statements of stockholders' equity (deficit)

                                                                                                                       Deficit
                                                                                                                     accumulated
                                               Common               Additional    Stock       Deferred                during the
                                               stock                 paid-in   subscription   compen-                development
                                               shares    Amount      capital    receivable     sation     Warrants      stage
                                             ---------  ---------  ----------- ------------  ----------  ---------  ------------
ISSUANCE OF COMMON STOCK IN
  APRIL 1996 FOR CASH AT
  $.01 PER SHARE                               228,000  $  2,280   $      720   $      --    $      --   $     --   $        --
    Net loss                                        --        --           --          --           --         --       (36,706)
                                             ---------  ---------  -----------  ----------   ----------  ---------  ------------
BALANCE, December 31, 1996                     228,000     2,280          720          --           --         --       (36,706)
  Unrealized loss on available-for-
    sale securities                                 --        --           --          --           --         --            --
  Net income                                        --        --           --          --           --         --         8,167

  Comprehensive loss                                --        --           --          --           --         --            --
                                             ---------  ---------  -----------  ----------   ----------  ---------  ------------
BALANCE, December 31, 1997                     228,000     2,280          720          --           --         --       (28,539)
  Repurchase of shares from shareholder
    in May 1998                                (76,000)     (760)         760          --           --         --            --
  Unrealized gain on available-for-
    sale securities                                 --        --           --          --           --         --            --
  Net loss                                          --        --           --          --           --         --      (144,492)

  Comprehensive loss                                --        --           --          --           --         --            --
                                             ---------  ---------  -----------  ----------   ----------  ---------  ------------
BALANCE, December 31, 1998                     152,000     1,520        1,480          --           --         --      (173,031)
  Issuance of common stock in May 1999
    in exchange for intellectual property       83,333       833       61,667          --           --         --            --
  Capital contribution from shareholders in
    August 1999                                     --        --       47,180          --           --         --            --
  Issuance of common stock in August
    through September 1999 at $1.50
    per share                                   88,266       883      131,517          --           --         --            --
  Issuance of common stock in
    October 1999 for services at $1.50
    per share                                   27,027       270       40,271          --           --         --            --
  Issuance of common stock in October
    and November 1999 at $37.50
    per share                                   23,000       230      862,270    (328,750)          --         --            --
  Unrealized loss on available-for-
    sale securities                                 --        --           --          --           --         --            --
  Net loss                                          --        --           --          --           --         --      (461,981)

  Comprehensive loss                                --        --           --          --           --         --            --
                                             ---------  ---------  -----------  ----------   ----------  ---------  ------------
BALANCE, December 31, 1999                     373,626     3,736    1,144,385    (328,750)          --         --      (635,012)
  Issuance of common stock in March 2000
    at $37.50 per share                          4,667        47      174,953          --           --         --            --
  Issuance of warrants in June 2000 in
    payment of legal fees                           --        --           --          --           --     22,682            --
  Issuance of common stock in June 2000
    at $.38 per share (net of offering costs
    of $10,000)                              1,856,634    18,567      677,545          --           --         --            --
  Repayment of stock
    subscription receivable                         --        --           --      16,250           --         --            --
  Conversion of accounts payable to
    common stock in June 2000 at
    $.38 per share                             216,216     2,162       78,919          --           --         --            --
  Issuance of options as part of severance
    in June 2000                                    --        --       25,800          --           --         --            --
  Issuance of common stock in July 2000
    for assets at $2.50 per share              151,200     1,512      376,488          --           --         --            --
  Issuance of common stock in August
    through December 2000 at $2.75
    per share (net of offering costs
    of $408,578)                               956,780     9,568    2,079,050          --           --    133,949            --
  Issuance of common stock in September
    2000 at $2.75 per share to director        100,000     1,000      274,000          --           --         --            --
    Issuance of warrants in August 2000 in
    conjunction with stockholder note
    payable                                         --        --           --          --           --     14,250            --
  Conversion of notes payable to common
    stock in September 2000 at $2.75
    per share                                   20,000       200       54,800          --           --         --            --
  Deferred compensation related to
    September and November 2000
    option grants                                   --        --      227,500          --     (227,500)        --            --
  Issuance of options to consultant in
    October 2000                                    --        --       90,000          --           --         --            --
  Issuance of common stock in December
    2000 in payment of accounts payable         29,515       295       80,871          --           --         --            --
  Issuance of common stock in December
    2000 for assets at $2.75 per share         127,273     1,272      348,729          --           --         --            --
  Deferred compensation expense                     --        --           --          --       54,687         --            --
  Net loss                                          --        --           --          --           --               (2,840,419)
                                             ---------  ---------  -----------  ----------   ----------  ---------  ------------
BALANCE, December 31, 2000                   3,835,911  $ 38,359   $5,633,040   $(312,500)   $(172,813)  $170,881   $(3,475,431)
                                             ---------  ---------  -----------  ----------   ----------  ---------  ------------

                                              Accumulated
                                                 other                    Compre-
                                             comprehensive                hensive
                                             income (loss)    Total         loss
                                             ------------- ------------  ----------
ISSUANCE OF COMMON STOCK IN
  APRIL 1996 FOR CASH AT
  $.01 PER SHARE                               $     --    $     3,000
    Net loss                                         --        (36,706)
                                               ---------   ------------
BALANCE, December 31, 1996                           --        (33,706)
  Unrealized loss on available-for-
    sale securities                             (28,135)       (28,135)  $ (28,135)
  Net income                                         --          8,167       8,167
                                                                         ----------
  Comprehensive loss                                 --             --   $ (19,968)
                                               ---------   ------------  ----------
BALANCE, December 31, 1997                      (28,135)       (53,674)
  Repurchase of shares from shareholder
    in May 1998                                      --             --
  Unrealized gain on available-for-
    sale securities                              28,353         28,353   $  28,353
  Net loss                                           --       (144,492)   (144,492)
                                                                         ----------
  Comprehensive loss                                 --             --   $(116,139)
                                               ---------   ------------  ----------
BALANCE, December 31, 1998                          218       (169,813)
  Issuance of common stock in May 1999
    in exchange for intellectual property            --         62,500
  Capital contribution from shareholders in
    August 1999                                      --         47,180
  Issuance of common stock in August
    through September 1999 at $1.50
    per share                                        --        132,400
  Issuance of common stock in
    October 1999 for services at $1.50
    per share                                        --         40,541
  Issuance of common stock in October
    and November 1999 at $37.50
    per share                                        --        533,750
  Unrealized loss on available-for-
    sale securities                                (218)          (218)  $    (218)
  Net loss                                           --       (461,981)   (461,981)
                                                                         ----------
  Comprehensive loss                                 --             --   $(462,199)
                                               ---------   ------------  ----------
BALANCE, December 31, 1999                           --        184,359
  Issuance of common stock in March 2000
    at $37.50 per share                              --        175,000
  Issuance of warrants in June 2000 in
    payment of legal fees                            --         22,682
  Issuance of common stock in June 2000
    at $.38 per share (net of offering costs
    of $10,000)                                      --        696,112
  Repayment of stock
    subscription receivable                          --         16,250
  Conversion of accounts payable to
    common stock in June 2000 at
    $.38 per share                                   --         81,081
  Issuance of options as part of severance
    in June 2000                                     --         25,800
  Issuance of common stock in July 2000
    for assets at $2.50 per share                    --        378,000
  Issuance of common stock in August
    through December 2000 at $2.75
    per share (net of offering costs
    of $408,578)                                     --      2,222,567
  Issuance of common stock in September
    2000 at $2.75 per share to director              --        275,000
    Issuance of warrants in August 2000 in
    conjunction with stockholder note
    payable                                          --         14,250
  Conversion of notes payable to common
    stock in September 2000 at $2.75
    per share                                        --         55,000
  Deferred compensation related to
    September and November 2000
    option grants                                    --             --
  Issuance of options to consultant in
    October 2000                                     --         90,000
  Issuance of common stock in December
    2000 in payment of accounts payable              --         81,166
  Issuance of common stock in December
    2000 for assets at $2.75 per share               --        350,001
  Deferred compensation expense                      --         54,687
  Net loss                                           --     (2,840,419)
                                               ---------   ------------
BALANCE, December 31, 2000                     $     --    $ 1,881,536
                                               ---------   ------------

The accompanying notes are an integral part of these financial statements

ACTIVEIQ TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)

Statements of cash flows


                                                                                                                     Period from
                                                                                                                      inception
                                                                                        Year ended                    (April 11,
                                                                        ------------------------------------------     1996) to
                                                                        December 31,   December 31,   December 31,   December 31,
                                                                            1998           1999           2000           2000
                                                                        ------------   ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                              $  (144,492)   $  (461,981)   $(2,840,419)   $(3,475,431)
  Adjustments to reconcile net loss to cash flows from operating activities-
      Depreciation and amortization                                              --         20,833        112,544        133,377
      Realized loss on sale of available-for-sale securities                185,724         23,554             --        195,694
      Loss on disposal of asset                                                  --             --        105,360        105,360
      Common stock and options issued for services                               --         40,541        320,000        360,541
      Issuance of options as part of severance                                   --             --         25,800         25,800
      Deferred compensation expense                                              --             --         54,687         54,687
      Amortization of original issue discount                                    --             --         14,250         14,250
  Changes in operating assets and liabilities-                                   --
    Prepaid expenses                                                             --             --         20,715         20,715
    Accounts payable                                                             --         88,592        272,767        361,359
    Accrued expenses                                                             --            713         88,428         89,141
    Prepaid royalties                                                            --             --       (150,000)      (150,000)
    Other assets                                                                 --         (4,988)      (261,028)      (266,016)
                                                                        ------------   ------------   ------------   ------------
        Cash flows provided by (used in) operating activities                41,232       (292,736)    (2,236,896)    (2,530,523)
                                                                        ------------   ------------   ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                            --        (17,092)      (267,103)      (284,195)
  Proceeds from sale of available-for-sale securities                       132,253          1,750             --        366,286
  Purchases of available-for-sale securities                                (20,875)            --             --       (370,963)
                                                                        ------------   ------------   ------------   ------------
        Cash flows provided by (used in) investing activities               111,378        (15,342)      (267,103)      (288,872)
                                                                        ------------   ------------   ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in bank line of credit                           (182,501)       (41,827)      (102,471)        97,529
  Proceeds from stockholder note payable                                         --         55,000        355,000        211,163
  Proceeds from sale of common stock                                             --        666,150      3,191,010      3,860,160
                                                                        ------------   ------------   ------------   ------------
        Cash flows provided by (used in) financing activities              (182,501)       679,323      3,443,539      4,168,852
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                            (29,891)       371,245        939,540      1,349,457
CASH AND CASH EQUIVALENTS, beginning of period                               68,563         38,672        409,917             --
                                                                        ------------   ------------   ------------   ------------
CASH AND CASH EQUIVALENTS, end of period                                $    38,672    $   409,917    $ 1,349,457    $ 1,349,457
                                                                        ============   ============   ============   ============
SUPPLEMENTAL CASH FLOWS INFORMATION:
  Cash paid for interest                                                $    33,076    $    24,445    $    37,517    $   113,325
NONCASH INVESTING AND FINANCING ACTIVITIES:
  Issuance of warrants in payment of legal fees                                  --             --         22,682         22,682
  Issuance of stock in payment of accounts payable                               --             --        162,247        162,247
  Conversion of notes payable to common stock                                    --             --         55,000         55,000
  Issuance of common stock for equipment                                         --             --        378,000        378,000
  Issuance of common stock for license fees                                      --             --        350,001        350,001
  Conversion of notes payable on advance on product purchases                    --             --        306,000        306,000
  Issuance of common stock in exchange for intellectual property                 --         62,500             --         62,500
  Receipt of available-for-sale securities for payment on stockholder
    notes                                                                   142,180             --             --        142,180
  Issuance of common stock to director                                           --             --        225,000        225,000
  Purchase of common stock with nonrecourse note receivable                      --        312,500             --        312,500

The accompanying notes are an integral part of these financial statements.

ACTIVEIQ TECHNOLOGIES INC.
(A DEVELOPMENT STAGE COMPANY)

Notes to financial statements

1    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

activeIQ Technologies Inc. (the Company) was incorporated in Minnesota on April 11, 1996, and is considered a development stage company. The Company was formed to develop and provide Internet commerce application software and services. Since its inception, the Company's efforts have been devoted to the development of its principal product and raising capital.

The Company is in the development stage and has yet to generate any significant revenues. Substantial time may pass before the Company realizes significant revenue, if any. Further, during the period required to develop significant revenue, the Company may require additional funds that may not be available. The Company is subject to risks and uncertainties common to growing technology-based companies, including rapid technological change, growth and commercial acceptance of the Internet, dependence on suppliers and users for product, new product development, new product introductions and other activities of competitors, dependence on key personnel, security and privacy issues, dependence on strategic relationships and limited operating history.

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has incurred $3,475,431 in cumulative losses since inception. This factor creates an uncertainty about the Company's ability to continue as a going concern. Management plans to raise additional capital through the issuance of capital stock. Such capital may not be available or, if available, may not be available on terms acceptable to the Company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

CASH AND CASH EQUIVALENTS

The Company includes as cash equivalents certificates of deposit and all other investments with maturities of three months or less when purchased which are readily convertible into known amounts of cash. The Company maintains its cash in high-quality financial institutions. The balances, at times, may exceed federally insured limits.

AVAILABLE-FOR-SALE SECURITIES

During the years ended December 31, 1998 and 1999, the Company sold certain available-for-sale securities. For purpose of determining gross realized gains, the cost of available-for-sale securities is based on specific identification.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is provided for using the straight-line method over periods ranging from 3 to 10 years. Maintenance, repairs and minor renewals are expensed when incurred. Property and equipment consists of the following:

                                December 31, December 31,
                                   1999          2000
                                ------------ ------------
Computer equipment               $   7,293   $ 158,928
Furniture and equipment              9,799      82,741
Software                                --     383,128
Leasehold improvements                  --       4,427
Less- Accumulated depreciation          --     (80,108)
                                ------------ ------------
Net property and equipment       $  17,092   $ 549,116
                                ============ ============

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. In 2000, the Company determined that a license agreement with a related party was impaired due to the discontinuation of the agreement. The Company recorded an impairment charge of $100,000 for the balance of the asset, during 2000.

SOFTWARE DEVELOPMENT COSTS

Effective January 1, 1999, the Company implemented Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." Pursuant to SOP 98-1, software development costs are expensed during the preliminary project stage. For the years ended December 31, 1998, 1999 and 2000, the Company expensed all software or other development costs as research and development since such costs were incurred during the preliminary project stage.

INCOME TAXES

The Company accounts for income taxes using the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred tax assets are reduced by a valuation allowance to the extent that realization is not assured.

NET LOSS PER COMMON SHARE

Basic loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year. Basic and diluted loss per share is the same as the Company recorded a net loss in all periods presented. Options and warrants totaling 46,664 and 1,428,027 for the years ended December 31, 1999 and 2000, were excluded from the computation of diluted loss per share as their effect is antidilutive.

COMPREHENSIVE INCOME

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of the Company's net income (loss) and net unrealized gain on available-for-sale securities and is presented in the statement of stockholders' equity (deficit).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ultimate results could differ from those estimates.

DERIVATIVES

On January 1, 1999, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded on the balance sheet at fair value. As the Company does not currently engage or plan to engage in derivative or hedging activities, the adoption of SFAS No. 133 had no impact to the Company's results of operations, financial position or cash flows.

2    BANK LINE OF CREDIT

The Company had a $200,000 revolving line of credit with a bank which expired May 2000. Outstanding borrowings were $200,000 at December 31, 1999. In June 2000, the Company paid down a portion of the revolving line of credit and refinanced the balance of $100,000 under a term note with the same bank which is due June 2001. The term note requires monthly principal and interest payments of $1,358. Borrowings under the term note accrue interest at prime plus 1 percent (10.50 percent at December 31, 2000) and are personally guaranteed by one of the Company's stockholders. Borrowings totaling $97,529 were outstanding at December 31, 2000.

3    STOCKHOLDER NOTE PAYABLE

In August 2000, one of the Company's stockholders advanced the Company $300,000 under a promissory note which was scheduled to mature on October 31, 2001. The note called for interest at 8 percent. In conjunction with the promissory note, the stockholder was granted a warrant to purchase 20,000 shares of the Company's common stock at $2.75 per share. The Company recorded original issue discount of $14,250, which was amortized to interest expense in 2000. In December 2000, the Company signed an agreement with the shareholder, as discussed further in Note 6, to convert the outstanding balance of this note to an advance on fees payable upon the resale of the Company's products which is recorded as deferred revenue in the accompanying balance sheet.

4    INCOME TAXES

Through December 31, 2000, the Company generated a net operating loss for tax reporting purposes of approximately $3,200,000, which, if not used, will begin to expire in 2019. Future changes in the ownership of the Company may place limitations on the use of this net operating loss carryforward. The Company has recorded a full valuation allowance against its deferred tax asset, which consists primarily of operating loss carryforwards, due to the uncertainty of realizing the related benefit.

5    STOCKHOLDERS' EQUITY

STOCK SPLITS

In May 1999, the Company declared a 1,140-for-1 stock split. In June 2000, the Company declared a 1-for-15 reverse stock split. The stock splits have been retroactively reflected in the accompanying financial statements.

COMMON STOCK SALES

In May 1999, the Company issued 83,333 shares of common stock valued at $.75 per share in exchange for intellectual property. The intellectual property is recorded in other assets in the accompanying balance sheet and is being amortized over 24 months.

During August through September 1999, the Company sold 88,266 shares of common stock through a private placement, resulting in $132,400 of net proceeds. During November 1999 and March 2000, the Company sold an additional 14,667 and 4,667 shares of common stock, resulting in net proceeds of $533,750 and $175,000, respectively.

In June 2000, the Company conducted a rights offering whereby existing shareholders purchased 1,856,634 shares of common stock for net proceeds of $712,362.

During August through December 2000, the Company sold 956,780 shares of common stock in a private placement for net proceeds of $2,222,567.

NONRECOURSE NOTE RECEIVABLE

In October 1999, a director of the Company purchased 8,333 shares of the Company's common stock at $37.50 per share in exchange for a nonrecourse note totaling $312,500. The note is due and payable in full 90 days following the date the individual ceases to be a director of the Company and is recorded as stock subscription receivable on the accompanying balance sheet. In the event that the director ceases to be a member of the Company's board of directors through October 2001, the Company shall have the option to repurchase up to 3,333 shares of the common stock held by the director for $37.50 per share.

WARRANTS

In June 2000, the Company issued 22,682 warrants to purchase common stock at $1.00 per share for payment of legal fees to the law firm discussed in Note 6.

In addition to the warrants discussed above and in Note 3, the Company has issued warrants through December 31, 2000 to purchase 108,012 shares of common stock at exercise prices ranging from $2.75 to $60.00 per share primarily in conjunction with certain financings. The fair value of these warrants has been recorded as a separate caption in stockholders' equity. The warrants expire through July 2007.

STOCK OPTION PLAN

The Company has a 1999 Stock Option Plan and 2000 Director Stock Option Plan (the Plans), pursuant to which options to acquire an aggregate of 1,550,000 shares of the Company's common stock may be granted as determined by the board of directors. Stock options, stock appreciation rights, restricted stock and other stock and cash awards may be granted under the Plans. In general, options vest over a period of approximately 3 years and expire 10 years from the date of grant.

Information regarding the Company's stock options is summarized below:

                                                                 Weighted            Range of
                                                                 average         option exercise
                                                  Shares      exercise price          price
                                                ----------    --------------     ---------------
Outstanding at December 31, 1998                        -        $    -           $          -
   Granted                                         46,997         29.52            15.00-37.50
   Canceled or expired                                  -             -                      -
   Exercised                                            -             -                      -
                                                ----------       ------           ------------
Outstanding at December 31, 1999                   46,997         29.52            15.00-37.50
   Granted                                      1,277,000          1.34             1.00-2 .75
   Canceled or expired                            (55,000)        14.27             1.00-37.50
   Exercised                                            -             -                      -
                                                ----------       ------           ------------
Outstanding at December 31, 2000                1,268,997        $ 2.07           $ 1.00-37.50
                                                ==========       ======           ============
Options exercisable at December 31, 2000          500,253        $ 2.26           $ 1.00-37.50
                                                ==========       ======           ============

Options outstanding at December 31, 1999 have a weighted average remaining contractual life of 3.39 years.

Options outstanding at December 31, 2000 have a weighted average remaining contractual life of 6.19 years.

The Company recorded deferred compensation for the difference between the exercise price and the deemed fair value of the Company's common stock on options to purchase 130,000 shares at exercise prices of $1.00 in September and December 2000. The Company has recorded a deferred compensation charge of $227,500 related to such options, which will be amortized over a three-year vesting period. The Company recognized $54,687 of deferred compensation expense during the year ended December 30, 2000.

The Company has adopted the disclosure only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, the Company accounts for its stock option plan in accordance with Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees." Under APB Opinion No. 25, no compensation expense is recognized if the exercise price of the employee stock option or warrant equals the market price on the grant date. Had compensation costs been recognized based upon the fair value of options at the grant date consistent with the provisions of SFAS No. 123, the Company's results would have been as follows:

                                                       December 31
                                        -----------------------------------------
                                           1998            1999          2000
                                        ----------     -----------   ------------
Net loss:
   As reported                          $(144,492)      $(461,981)   $(2,840,419)
   Pro forma                             (144,492)       (475,480)    (2,968,959)

Basic and diluted net loss per share:
   As reported                              (0.79)          (1.92)         (1.65)
   Pro forma                                (0.79)          (1.98)         (1.73)

The fair value of each option granted was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6.1 percent, expected life of five years, expected dividend yield of 0 percent and expected volatility of 0 percent. The weighted average fair value of options granted was $0.48 for 2000.

6    COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company leases space for its activities under a lease which expired in December 2000. The lease is renewable for an additional one-year term as defined in the lease. Monthly base rent including utilities is $4,988. Rent expense was $55,913 for the year ended December 31, 2000.

The Company entered a lease for its administrative office under a sublease which expires in February 2001. Monthly base rent is $5,000 and the Company is required to pay the sublandlord its pro rata share of operating expenses. Rent expense was $18,500 for the year ended December 31, 2000.

CAPITAL LEASES

The Company leases certain office equipment and furniture under capital lease obligations which expire through January 2004. Payments are $3,068 per month. Amounts included in property and equipment totaled $84,225.

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with two of its officers. One agreement requires salary of $100,000 commencing upon the completion of a private placement offering of at least $2,500,000 and a payment of $250,000 upon completion of an initial public offering of at least $10,000,000. The other agreement requires annual compensation of $100,000 upon the completion of a private placement offering of at least $2,500,000. The Company completed a $2,600,000 offering in December 2000 which will cause the compensation element of the officers' salaries to commence.

RELATED-PARTY TRANSACTIONS

The law firm of one of the Company's stockholders provides legal services to the Company. Total cost incurred was $0, $48,580 and $225,922 for the years ended December 31, 1998, 1999 and 2000, respectively. Accounts payable to the same stockholder was $35,049 and $62,362 at December 31, 1999 and 2000, respectively.

The Company's $300,000 promissory note discussed in Note 3 was borrowed from a stockholder of the Company. In addition, in July 2000 the Company purchased software and related maintenance from this stockholder in exchange for the issuance of 151,200 shares of the Company's common stock valued at $2.50 per share.

LICENSING AGREEMENT

In December 2000, the Company modified its software licensing agreement with one of its shareholders and entered into a reseller arrangement which allows the Company to resell the third party's software. In conjunction with the agreement, the Company paid $150,000 in cash and issued 127,273 shares of common stock valued at $2.75 per share as consideration for a nonrefundable, prepaid minimum royalty. This total amount of $500,001 is recorded as other assets in the accompanying balance sheet. Royalties payable under the reseller agreement will be applied to this balance.

Also in December 2000, the Company signed an agreement with this same shareholder to exchange the Company's $300,000 promissory note and $6,000 of accrued interest for an advance on fees payable upon the resale of the Company's products. Accordingly, such amounts have been recorded as deferred revenue in the accompanying balance sheet.

7    SUBSEQUENT EVENTS

MERGERS

On January 12, 2001, the Company completed its acquisition of Edge Technologies Incorporated by merging a wholly owned subsidiary of the Company with and into Edge Technologies Incorporated. In connection with this transaction, the Company issued 325,000 shares of its common stock and $300,000 of cash to the former shareholders of Edge Technologies Incorporated. The merger agreement further provides that if the Company merges with a publicly traded company within 120 days of the merger date, the former Edge Technologies Incorporated shareholders will receive shares of common stock in the publicly traded company valued at $893,750 and $400,000 in cash. If, however, the Company does not merge with a public company within 120 days of the closing of the proposed merger, then the former Edge Technologies Incorporated shareholders will be entitled to another 325,000 shares of the Company's common stock and $400,000 in cash.

In October 2000, the Company also entered into a letter of intent to merge with and into a wholly owned subsidiary of Meteor Industries, Inc., a publicly traded company. The agreement is subject to approval of the shareholders and boards of directors of both companies, regulatory review and due diligence. Pending these approvals, the completion of the merger is expected in 2001.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits

     2.1 Stock Purchase Agreement by and between Capco Energy, Inc. and Meteor Industries, Inc. dated as of January 30, 2001. (1)

     2.2 First Amendment to Stock Purchase Agreement by and between Capco Energy, Inc. and Meteor Industries, Inc. dated April 27, 2001.

     2.3 Agreement and Plan of Merger by and among Meteor Industries, Inc., activeIQ Technologies, Inc. and MI Merger, Inc. dated January 11, 2001. (2)

     2.4 First Amendment to Agreement and Plan of Merger by and among Meteor Industries, Inc., activeIQ Technologies, Inc. and MI Merger, Inc. dated April 27, 2001.

     2.5 Agreement and Plan of Merger by and between Meteor Industries, Inc. and AIQ Acquisition Corp. dated April 27, 2001.

     3.1      Articles of Incorporation of AIQ Acquisition Corp.

     3.2 Articles of Merger relating to the merger of Meteor Industries, Inc. with and into AIQ Acquisition Corp.

     10.1 Form of Merger Warrant issued to former shareholders of activeIQ Technologies, Inc.

     16.1 Letter regarding Registrant's change in independent public accountants.

     99.1     Press Release dated May 1, 2001.

---------------

(1) Incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K filed with the Commission on February 13, 2001.

(2) Incorporated by reference to Exhibit 10.2 of the Registrant's Form 8-K filed with the Commission on February 13, 2001.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACTIVE IQ TECHNOLOGIES, INC. (formerly
                                   Meteor Industries, Inc.)


Date:  May 14, 2001                By:  /s/ Kenneth W. Brimmer
                                      ---------------------------------------
                                        Kenneth W. Brimmer
                                        Chairman, Chief Executive Officer and
                                         Chief Financial Officer

                                EXHIBIT INDEX


     2.1 Stock Purchase Agreement by and between Capco Energy, Inc. and Meteor Industries, Inc. dated as of January 30, 2001. (1)

     2.2 First Amendment to Stock Purchase Agreement by and between Capco Energy, Inc. and Meteor Industries, Inc. dated April 27, 2001.

     2.3 Agreement and Plan of Merger by and among Meteor Industries, Inc., activeIQ Technologies, Inc. and MI Merger, Inc. dated January 11, 2001. (2)

     2.4 First Amendment to Agreement and Plan of Merger by and among Meteor Industries, Inc., activeIQ Technologies, Inc. and MI Merger, Inc. dated April 27, 2001.

     2.5 Agreement and Plan of Merger by and between Meteor Industries, Inc. and AIQ Acquisition Corp. dated April 27, 2001.

     3.1      Articles of Incorporation of AIQ Acquisition Corp.

     3.2 Articles of Merger relating to the merger of Meteor Industries, Inc. with and into AIQ Acquisition Corp.

     10.1 Form of Merger Warrant issued to former shareholders of activeIQ Technologies, Inc.

     16.1 Letter regarding Registrant's change in independent public accountants.

     99.1     Press Release dated May 1, 2001.

---------------

(1) Incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K filed with the Commission on February 13, 2001.

(2) Incorporated by reference to Exhibit 10.2 of the Registrant's Form 8-K filed with the Commission on February 13, 2001.